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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 13, 2000


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


Exact Name of Registrant                   Commission     I.R.S. Employer
as Specified in Its Charter                File Number   Identification No.
----------------------------------------   -----------   ------------------
Hawaiian Electric Industries, Inc.           1-8503           99-0208097

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                                State of Hawaii
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                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
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             (Address of principal executive offices and zip code)


      Registrant's telephone number, including area code:   (808) 543-5662


                                     None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events


Forward-looking information
---------------------------

This current report contains "forward-looking statements", which include statements which are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "believes", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects and possible future actions, which may be provided by management, are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and assumptions about Hawaiian Electric Industries, Inc. (HEI) and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These statements are not guaranties of future performance. Such risks, uncertainties and other important factors could cause actual results to differ materially from those in the forward-looking statements and include, but are not limited to, the following: the effect of international, national and local economic conditions, including the condition of the Hawaii tourist and construction industries and the Hawaii housing market; the effects of weather and natural disasters; product demand and market acceptance risks; increasing competition in the electric utility, banking and international power industries; capacity and supply constraints or difficulties; fuel oil price changes; new technological developments; governmental and regulatory actions, including changes in laws, rules and regulations applicable to HEI and its subsidiaries, decisions in rate cases and on permitting issues and changes in taxation; the results of financing efforts; the timing and extent of changes in interest rates; the timing and extent of changes in foreign currency exchange rates; the convertibility and availability of foreign currency; the availability and pricing of forward contracts; political and business risks inherent in doing business in developing countries; the risks associated with the installation of new computer systems; the risk that ASB Realty Corporation fails to qualify as a real estate investment trust for federal income tax purposes, in which case it would be subject to regular corporate income taxation; and other risks or uncertainties described elsewhere in this current report and in other periodic reports previously and subsequently filed by HEI and/or Hawaiian Electric Company, Inc. with the Securities and Exchange Commission.

Forward-looking statements speak only as of the date of this current report.

News release
------------
On July 13, 2000, HEI issued the following news release:

HAWAIIAN ELECTRIC INDUSTRIES, INC.'S INTERNATIONAL OPERATION ESTIMATES SECOND QUARTER NET LOSS

HONOLULU -- Hawaiian Electric Industries, Inc. (NYSE - HE) announced today that for the second quarter of 2000 it has estimated an $8.8 million net loss for HEI Power Group (HEIPG), its international operation, compared with a $1.4 million net loss in the same quarter of 1999. The higher loss is primarily attributable to results from HEIPG's investment in East Asia Power Resources Corporation (EAPRC), a Philippine power company. HEIPG acquired an effective 46% interest in EAPRC from El Paso Energy International in early March 2000. Higher fuel oil prices and the weakened value of the Philippine peso mainly impacted EAPRC results. EAPRC is in the process of implementing strategies to reduce its exposure to fuel price fluctuations and has bought fuel price forward contracts for 80% of its anticipated purchases through the end of 2000. In addition, EAPRC is evaluating strategies to reduce its exposure to foreign exchange fluctuations.

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

Based on these developments, management currently expects to incur a loss for the year 2000 from its investment in EAPRC and no longer expects to achieve its previously targeted returns for EAPRC in 2001 and 2002 absent a significant improvement in fuel oil prices and currency exchange rates.

Management continues to be encouraged by the impact of Hawaii's improving economy on the results of its electric utilities and banking subsidiaries. However, due to the losses at EAPRC, management now expects consolidated HEI earnings in the second quarter of 2000 to be lower than the same quarter of 1999 and consolidated HEI earnings for the year 2000 to be lower than 1999.

None of the funds invested in HEIPG have come from HEI's utility, banking or other subsidiaries.

HEI is a diversified holding company. Its core businesses are electric utilities, a savings bank and an international power subsidiary formed to pursue independent power and integrated energy projects in Asia and the Pacific.


                         ### (End of news release) ###


International power
-------------------

Philippines investment

HEI has estimated an $8.8 million net loss from the operations of HEI Power Corp. (HEIPC, a wholly-owned subsidiary of HEI) and its subsidiaries (the HEIPC Group) which will be included in the HEI consolidated financial statements for the quarter ended June 30, 2000, compared with a $1.4 million net loss in the same quarter of 1999. The higher net loss is primarily attributable to results from the HEIPC Group's investment in East Asia Power Resources Corporation (EAPRC), a Philippines holding company primarily engaged in the electric generation business in Manila and Cebu through its direct and indirect subsidiaries (the EAPRC Group), using land and barge-based generating facilities fired by bunker fuel oil, with total installed capacity of approximately 390 MW. On March 7, 2000, an indirect subsidiary of HEIPC acquired a 50% interest in El Paso Philippines Holding Company, Inc. (EPHC), an indirect subsidiary of El Paso Energy Corporation (EPEC), for $87 million plus up to an additional $6 million of payments that are contingent upon future earnings of the EAPRC Group. EPHC owns approximately 91.7% of the common shares of EAPRC.

The HEIPC Group accounts for its investment in EPHC under the equity method of accounting. The accounts of the HEIPC Group are consolidated by HEI on a one-month lag due to the time needed to consolidate HEIPC's subsidiaries. The estimated $8.8 million net loss for the quarter ended June 30, 2000 thus reflects results of the HEIPC Group's operations for the months of March, April and May 2000.

Higher fuel oil prices and the weakened value of the Philippine peso impacted EAPRC Group's results for the second quarter of 2000. The EAPRC Group is implementing strategies to reduce its exposure to fuel oil price fluctuations and evaluating strategies to reduce its exposure to foreign currency fluctuations.

The rates charged by the EAPRC Group under its purchase power agreements are generally at a discount to the rates charged by the National Power Corporation, a government owned and controlled corporation of the Philippines. Most of the fluctuation in fuel oil prices is not recovered in rates charged by the EAPRC Group. The EAPRC Group's average price of fuel oil per metric ton for March, April, May and June 2000 was approximately $143, $170, $153 and $175, respectively. To reduce its near-term exposure to higher fuel oil prices, the EAPRC Group has purchased nondeliverable forward contracts for fuel oil (HSFO
180) at an average price of $155 per metric ton for approximately 80% of its anticipated purchases from August 1 to December 31, 2000.

As of June 30, 2000, the EAPRC Group had approximately $200 million in U.S. dollar denominated debt. From March 7, 2000 (acquisition date) to May 31, 2000, the high and low Philippine peso exchange rate was PhP40.823 = $1 and PhP43.250 = $1, respectively, a 6% fluctuation. Due to the deterioration of the exchange rate from March 7 to May 31, 2000, the HEIPC Group incurred a loss of approximately $3 million related to the EAPRC Group's U.S. dollar denominated debt position. As of July 12, 2000, the exchange rate further deteriorated to PhP44.750 = $1.

Based on prevailing and hedged fuel oil prices and trends in currency exchange rates, management expects that the HEIPC Group will incur net losses for the remainder of 2000.

In connection with and subsequent to the acquisition of EAPRC, HEI has guaranteed up to $35 million of existing and potential obligations related to the HEIPC Group's investment in EAPRC and has approved an indemnity of up to approximately $16 million related to title issues on real property securing a debt of two EAPRC subsidiaries.


Savings bank
------------

The Office of Thrift Supervision (OTS) recently advised American Savings Bank, F.S.B. (ASB) that four debt securities in the original principal amount of $114 million were impermissible investments under regulations applicable to federal savings banks. The securities are trust certificates which are rated Aaa as to principal repayment but are not rated as to interest. Subject to further guidance from the OTS, ASB plans to re-classify these trust certificates from a "held-to-maturity" status to "available-for-sale" status in its financial statements for the quarter ended June 30, 2000, and to record these securities at their estimated fair value. As a result of this reclassification, ASB will realize a net loss of $2.1 million on these securities and will also reverse the related interest accrual for a net loss of $1.2 million. ASB may realize additional loss or gain upon the ultimate disposition of these securities.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HAWAIIAN ELECTRIC INDUSTRIES, INC.
                                                            (Registrant)


                                      /s/ Robert F. Mougeot
                                      ----------------------------------
                                      Robert F. Mougeot
                                      Financial Vice President and
                                      Chief Financial Officer
                                      (Principal Financial Officer)

                                      Date:  July 13, 2000

                                       3